UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2004

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Marriott International, Inc. (the Company) published its fourth quarter and full year 2003 and 2002 results in a financial statement format which provided detail not included in previously issued reports and reflected the reclassification of certain line items. The Company today is furnishing its Consolidated Statement of Income by Quarter for the Fiscal Years Ended January 2, 2004 and January 3, 2003, in this new format to provide comparable information for the first three quarters of 2003 and 2002. As part of our new income statement format, gains, including timeshare note sale gains, and equity in earnings/losses from our joint ventures are reflected below operating income. In addition, general, administrative and other expenses now reflect general, administrative and other expenses for the entire Company including domestic and international lodging, our ExecuStay business and our timeshare segment, as well as corporate expenses. This new format does not result in any changes to the Company’s reported earnings in any quarter. A copy of the Consolidated Statement of Income by Quarter for each of the Fiscal Years Ended January 2, 2004 and January 3, 2003 is attached as Exhibit 99 and incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: February 20, 2004	By: /s/ Carl T. Berquist Carl T. Berquist Executive Vice President, Financial Information and Risk Management

2

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Marriott International, Inc. Consolidated Statement of Income by Quarter for the Fiscal Years Ended January 2, 2004 and January 3, 2003.